Exhibit 99.1

 Eterna TherapeuticsInvestor Presentation  August 2023  1  © Eterna Therapeutics Inc.

 This presentation (this “Presentation”) and any oral statements made in connection with this Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Eterna Therapeutics Inc., a Delaware corporation (including its consolidated subsidiaries and affiliates, the “Company”). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, the Company assumes no obligation to update the information in this Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Presentation is restricted by law, and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.  Forward-Looking Statements   This Presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company’s expected plans and prospects, including without limitation, the Company’s views with respect to the potential for mRNA Cell Engineering, its expectations with respect to timing of regulatory filings and the reporting of initial data from any clinical trial(s), the potential therapeutic opportunities for mRNA Cell Engineering, its expectations regarding its product strategies, and its plans regarding commercialization of mRNA Cell Engineering. These forward-looking statements are distinguished by use of words such as “anticipate,” “aim,” “believe,” “continue,” “can,” “could,” “designed to,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and the negative of these terms, and similar references to future periods. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to, among other things, the Company’s ability to discover and develop novel drug candidates and delivery approaches, the Company’s ability to successfully demonstrate the efficacy and safety of its drug candidates, the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates, the actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials, obtaining, maintaining and protecting intellectual property, the Company’s ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, obtaining regulatory approval for products, competition from others using technology similar to the Company’s and others developing products for similar uses, the Company’s ability to manage operating expenses, the Company’s ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives, the Company’s dependence on third parties for development, manufacture, marketing, sales and distribution of products, the outcome of litigation, and unexpected expenditures.   Detailed information about these factors and additional important factors can be found in the documents that the Company files with the Securities and Exchange Commission, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.  Legal Notices  2  © Eterna Therapeutics Inc.

 Investment Highlights  3  © Eterna Therapeutics Inc.  Novel technologies primed to generate value through collaborations and partnerships, and compete in growing, multi-billion dollar markets  Gene editing and mRNA delivery technology instrumental for R&D in cell engineering  Technology is protected by a diligently prosecuted patent portfolio with over 130 granted patents   Corporate strategy designed to maximize value of technologies and runway, while ensuring continued progress for key activities

 Primed to Compete in Growing, Multi-billion $ Markets  Eterna’s technology is designed to potentially help solve a variety of industry problems, including efficient editing and delivery  *Verified Market Research;**Nova1Advisor   CAGR 4.7%  CAGR 16.52%

 5  © Eterna Therapeutics Inc.  Each platform is supported by a significant intellectual property estate with patents designed to both support and foster candidate development and trademarks designed to provide additional brand exclusivity and recognition  The Eterna Platform  RNA  ToRNAdo™ RNA Delivery   Gene Editing Platforms  Technology  RNAGene Editing  RNA Cell Reprogramming   Applications  Library of Ionizable Lipids  Eterna: An Innovative RNA Cell Engineering Company

 Substantial Shortcomings Remain with Industry Standard Gene Editing Technologies  6  © Eterna Therapeutics Inc.  Other Technologies in Use  Key Shortcomings  TALENs  CRISPR  Can be complex or can require expensive customization  Immunogenic  Potential cause of autoimmune diseases  Potential for undesired mutations (“off-target effects”)  Potential for undesired genome disruption  Delivery challenges

 7  © Eterna Therapeutics Inc.  Eterna’s platform is novel and differentiated with the potential to overcome the challenges of industry standard cell engineering technologies  The Eterna Platform  RNA  ToRNAdo™ RNA Delivery   Gene Editing Platforms  Technology  Library of Ionizable Lipids  Potential Advantages  Immunogenicity not expected  Issues with off-target effects not expected  Issues with genomic disruption not expected  Efficient delivery  Potential Advantages of Eterna’s Novel RNA Technologies with Gene Editing and   Cell Reprogramming Applications

 8  © Eterna Therapeutics Inc  Potential for high-value  therapeutics  CORE  POTENTIAL MODALITIES  POTENTIAL THERAPEUTICS  Gene editing  Blood cancers  Gene replacement  Solid tumors  Cell replacement  Ophthalmology, cardiology,  neurology, etc.  Reprogramming,   Gene Editing, Delivery  Cell Therapy   Oncology Pipeline  ISO Class 7 Cleanroom Facility  RNA Research Lab,   Equipment, and Staff  Foundational Patent Portfolio  Partnership Strategy Offers Multiple Potential Paths to Revenue  Upfront license payments,  milestones & royalties  Partner-funded   product co-development  Partner-funded   joint ventures

Eterna Gene-Editing Technologies

RiboSlice™: Non-Viral, DNA-Free Targeted Gene Editing

RiboSlice™: mRNA construct that encodes gene editing proteins

- mRNA transiently expresses high levels of gene editing proteins within cells
- Does not rely on viruses or DNA-based vectors
- Potential to enable efficient and effective single or multiplexed editing

Example application: Allogeneic CAR-T

- RiboSlice™ used to knock out endogenous TCR to prevent therapeutic T cells from causing graft-versus-host disease (GvHD)
- RiboSlice™ mRNA can be delivered via ToRNAdo™ or electroporation
- CAR can be inserted using RiboSlice™ or traditional lentiviral approaches

Potential RiboSlice™ Application: Allogeneic CAR-T


rLV
TCR
T cell (TCR+)
CAR
TCR
CAR-T cell
(CAR+ TCR+)
mRNA
Gene Editing
mRNA
Gene editing
protein
TCR gene
Cell
CAR
CAR-T cell
(CAR+ TCR-)

High-efficiency gene editing of TRAC and PD1 in human cells


Human Epidermal Keratinocytes
TRAC
PD1
Ladder
+RNA
-RNA
+RNA
-RNA
1000bp
766bp
500bp
300bp
150bp
50bp
Human iPS Cells
TRAC
PD1
Ladder
+RNA
-RNA
+RNA
-RNA
766bp
500bp
350bp
300bp
250bp
200bp
150bp
75bp
50bp
25bp

© Eterna Therapeutics Inc.
9

 NoveSlice™: high specificity gene-editing endonuclease   Exhibits high efficiency on-target cutting and enhanced sensitivity to the chromatin context of the target site  Designed with an array of DNA-binding repeat sequences connected by flexible linkers  Designed to target cutting activity to actively expressed genes, with the potential to:  reduce off-target effects   minimize cellular toxicity  enable enhanced safety for future potential therapeutics   High-efficiency gene editing of the AAVS1 genomic safe harbor locus in human iPSCs  © Eterna Therapeutics Inc.  10  NoveSlice™: Chromatin Context Sensitive Gene-Editing Endonuclease  Eterna Gene-Editing Technologies

 The Eterna Difference: Eterna’s LNP Delivery is Customizable Through Its Library of Novel Ionizable Lipids  11  © Eterna Therapeutics Inc.  Designed to effectively transfect cells  Customizable constructs allow Eterna to vary the lipid head group, tail, and spacer link to fine tune the lipid transfection ability   Exploring tropism for traditionally difficult to target tissues: heart, solid tumors, spleen, kidney  Lipid Technology

 Ionizable Lipids Have Demonstrated Robust Transfection  12  © Eterna Therapeutics Inc.  Transfection efficiency may be increased by fine tuning with only a few highly targeted edits to the structure  Eterna LNPs and lipoplexes exhibited greater in vitro transfection efficiency of THP-1 monocytes than commercially-available controls   Transfection of Jurkat T cells  Lipoplex Screen in THP-1 Monocytes   Jurkat T Cell Transfection  Lipid Technology

Lipid Technology

Eterna's mRNA Delivery Capabilities to Target the Lungs

eterna

Eterna's semisynthetic mRNA technology to reduce ARDS severity


A
B
C
D
E
Mean Fluorescent Intensity
250
200
150
100
50
0
Non Nebulized
Nebulized
ns
ns
***
ns
4 hr
4 hr
24 hr
24 hr
48 hr
48 hr
48 hr HC
80
GFP Positive Cells (%)
80
60
40
20
0
ns
Scram
GFP
Neb GFP

- Transgene expression observed as early as 4 h after transfection in BEAS2B cells treated with both nebulized and non-nebulized complexes and was maintained to at least 48 h(Figs. A–E)
- Fluorescent images of nebulized formulated mRNA 48 h after administration to the rat lung showed a clear pattern of GFP fluorescence in epithelial cells (Fig. D) and quantitative assessment showed GFP at a concentration of 35,000 pg/g of homogenized lung tissue
- Robust expression even at 48 h (Fig. E)

© Eterna Therapeutics Inc. 13

Aerosolized Pulmonary Delivery of mRNA Constructs Attenuates Severity of Escherichia coli Pneumonia in the Rat, Sean D. McCarthy, Christopher B. Rohde, Matt Angel, Claire H. Masterson, Ronan MacLoughlin, Juan Fandiño, Héctor E. González, Declan Byrnes, John G. Laffey, and Daniel O'Toole. Nucleic Acid Therapeutics 2023 33:2, 148-158

Lipid Technology

Eterna's mRNA Delivery Capabilities to Target the Lungs

IkBα and SOD3 expression significantly increased in vitro and in vivo in pulmonary cells administered respective complexes compared to those receiving scrambled mRNA control


A
IKBα (pg/mL)
Cells
Media
Scram
IKBα-SR
Scram
IKBα-SR
B
IKBα (pg/g)
Lung
BAL
Scram
IKBα-SR
Scram
IKBα-SR
C
SOD3 (pg/mL)
Cells
Media
Scram
SOD3
Scram
SOD3
D
SOD3 protein (pg/g)
Lung
BAL
Scram
SOD3
Scram
SOD3

© Eterna Therapeutics Inc.
14

Aerosolized Pulmonary Delivery of mRNA Constructs Attenuates Severity of Escherichia coli Pneumonia in the Rat, Sean D. McCarthy, Christopher B. Rohde, Matt Angel, Claire H. Masterson, Ronan MacLoughlin, Juan Fandiño, Héctor E. González, Declan Byrnes, John G. Laffey, and Daniel O'Toole. Nucleic Acid Therapeutics 2023 33:2, 148-158

Platform to Address Challenges of Cell Reprogramming  15  © Eterna Therapeutics Inc.  Allogeneic “off-the-shelf” cell therapies can be a very powerful tool in treating a variety of diseases  Eterna’s technology aims to address the challenges facing allogeneic “off-the-shelf” cell therapies including increasing the expansion potential and reducing the in vivo persistence by minimizing host immune rejection  Cell Reprogramming Challenges and Eterna Approach  Cell Reprogramming

 16  © Eterna Therapeutics Inc.  iPSC Markers for Confirmation  Clonal iPSC Lines Generated in 2 Weeks  mRNA Transfections with Eterna Technology  Verified iPSC Differentiation Potential  Mesenchymal Stem Cells  Adipocytes  Oil Red O stain  Chondrocytes  Alcian Blue stain  Osteoblasts  Alizarin Red S stain  Functional Cardiomyocytes  Neurons  β-tubulin  Retinal Pigment Epithelial Cells  Natural Killer Cells  Macrophages  Eterna Technology Efficiently Reprograms Cells with mRNA to iPSCs that can Differentiate into Multiple Tissues and Cell Types  Cell Reprogramming

 Combined mRNA Gene Editing and Cell Reprogramming   Creation of pluripotent stem cell lines containing defined deletions in the CCR5 gene   Demonstrated gene editing and dedifferentiation of human somatic cells in preclinical studies  Successful demonstration of capability to generate clonal engineered pluripotent stem cell lines  17  © Eterna Therapeutics Inc.  Cell Reprogramming

 Summary Highlights  18  © Eterna Therapeutics Inc.  Novel technologies primed to generate value through collaborations and partnerships, and compete in growing, multi-billion dollar markets  Partnership strategy is well positioned to maximize several potential revenue streams including upfront payments, milestones, royalties, and partner funded co-development and joint ventures  Gene editing and mRNA delivery technology instrumental for R&D in cell engineering  Technology is protected by a diligently prosecuted patent portfolio with over 130 granted patents   Corporate strategy designed to maximize value of technologies and runway, while ensuring continued progress for key activities